Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the Annual Report of Apollo Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian E. Mueller, President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 21, 2007

/s/ Brian E. Mueller

Brian E. Mueller
President
(Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to Apollo Group, Inc. and will be retained by Apollo Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.